                                                                  EXHIBIT 10.21

[LOGO]                                                           No. 9406340101
- -------------------------------------------------------------------------------
$1,200,000.00                                                      June 6, 1994

                               TERM WCMA(R) NOTE

FOR VALUE RECEIVED, ALANEX CORPORATION, a corporation organized and existing under the laws of the State of California ("Customer"), hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of $1,200,000.00, or, if less, an amount equal to the sum of the balances from time to time outstanding under the "Term Note" and "WCMA Note" included herein.

                                   TERM NOTE

FOR VALUE RECEIVED. Customer hereby promises to pay to the order of MLBFS, in lawful money of the United States, an amount equal to the difference between
(i) the principal sum of $1,200,000.00 or, if less, the aggregate amount advanced by MLBFS to Customer pursuant to the "Loan Agreement," as herein defined (the "Loan Amount"), and (ii) the sum of (x) the aggregate amount paid by Customer on account of the principal hereof, and (y) the WCMA Line of Credit (said difference being herein called the "Term Note Balance"); together with interest on the Term Note Balance, from the date of advancement of funds hereunder until payment, at the Interest Rate.

Said indebtedness shall be payable in 61 consecutive monthly installments commencing on the first day of the calendar month following the calendar month in which funds are advanced hereunder, and continuing on the first day of each calendar month thereafter until this Note shall be paid in full. The first such installment shall be in an amount equal to accrued interest at the Interest Rate and installments 2 through 61, both inclusive, shall be in an amount equal to the sum of (i) accrued interest at the Interest Rate and (ii) 1/60th of the Loan Amount. Each payment received hereunder shall be applied first to interest at the Interest Rate, with the balance applied on account of the Term Note Balance. All sums payable hereunder shall be payable at the office of MLBFS at 33 West Monroe Street, Chicago, Illinois 60603, or at such other place or places as the holder hereof may from time to time appoint in writing.

Customer may prepay this Term Note at any time in whole or in part without premium or penalty. Any partial prepayment shall be applied to installments of the Loan Amount in inverse order of maturity. Customer shall not have the right to re-borrow amounts prepaid on account of this Term Note.

                                   WCMA NOTE

FOR VALUE RECEIVED. Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in the Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the WCMA Maturity Date, the then WCMA Loan Balance; and (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full. Interest shall be payable in the manner and on the dates specified in, or determined in accordance with, the Loan Agreement.

             PROVISIONS APPLICABLE TO BOTH TERM NOTE AND WCMA NOTE

As used herein, the term "Interest Rate" shall mean a fluctuating per annum rate equal to the sum of (i) 2.95%, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold though dealers by major corporations (the "30-Day

Commercial Paper Rate"). The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate. Any part of the principal hereof or interest hereon not paid within 5 Business Days of the applicable due date shall be subject to a late charge equal to the lesser of (i) 5% of the overdue amount, or (ii) the maximum amount permitted by law. All interest shall be computed on the basis of actual days elapsed over a 360-day year.

This Term WCMA Note constitutes and includes both the "Term Note" and the "WCMA Note" referred to in, and is entitled to all of the benefits of, that certain Term WCMA Loan and Security Agreement No. 9406340101 between Customer and MLBFS (the "Loan Agreement"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement is by this reference hereby incorporated as a part hereof.

If Customer shall fail to pay when due any installment or other sum due hereunder, and any such failure shall continue for more than 5 Business Days after written notice thereof from the holder hereof to Customer, or if any other "Event of Default", as that term is defined in the Loan Agreement, shall occur, then at the option of the holder hereof, and in addition to all other rights and remedies available to such holder under the Loan Agreement and otherwise, an amount equal to the sum of the WCMA Loan Balance and the Term Note Balance at such time remaining unpaid, together with accrued interest thereon, and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Term WCMA Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Term WCMA Note in accordance with its terms.

Except as expressly otherwise provided herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices and formalities in connection with this Term WCMA Note. Wherever possible each provision of this Term WCMA Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Term WCMA Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Term WCMA Note. Notwithstanding anything herein to the contrary, in no event shall any interest charged hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that MLBFS has received interest hereunder in excess of the highest rate applicable hereto, MLBFS shall promptly refund such excess interest to Customer without charge or penalty. This Term WCMA Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

IN WITNESS WHEREOF, this Term WCMA Note has been executed by Customer as of the day and year first above written.

ALANEX CORPORATION


By:   /s/ MARVIN R. BROWN                     /s/ ALEX POLINSKY
   --------------------------------     ------------------------------
          Signature (1)                         Signature (2)

         Marvin R. Brown                        Alex Polinsky
- -----------------------------------     ------------------------------
          Printed Name                          Printed Name


       President and CEO                         Secretary
- -----------------------------------     ------------------------------
          Title                                 Title

[LOGO] Merrill Lynch
- -------------------------------------------------------------------------------

                            CERTIFICATE OF SECRETARY
                                (Term WCMA Loan)

The undersigned hereby certifies that he is the duly appointed and acting Secretary (or Assistant Secretary) of ALANEX CORPORATION, a corporation duly organized, validly existing and in good standing under the laws of the State of California; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 24th day of June, 1994 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests of this Corporation that in connection with the Working Capital Management Account that this Corporation is subscribing from Merrill Lynch, Pierce, Fenner & Smith Incorporated it obtain from MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC. ("MLBFS") a combination term loan and line of credit referred to by MLBFS as a "Term WCMA Loan"; and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) a Term WCMA Loan and Security Agreement, Term WCMA Note, and all other agreements, instruments and documents required by MLBFS in connection with said Term WCMA Loan, and (ii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as conclusively evidenced by his signature thereon;
(b) grant to MLBFS such liens and security interests on any of the assets of this Corporation as collateral for said Term WCMA Loan and/or the other obligations of this Corporation to MLBFS as may be required by MLBFS; and (c) do and perform all such acts and things deemed by any such officer to be necessary of advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and all prior acts of said officers in these premises are hereby ratified and confirmed; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change of revocation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES that the foregoing resolutions have not been rescinded, modified or repealed in any manner and are in full force and effect as of the date of this Certificate, and that the following individuals are now the duly elected and acting officers of said Corporation:

         President: /s/ Marvin R. Brown
                    -------------------------------

         Vice President
                        ---------------------------

         Secretary: /s/ Alex Polinsky
                    --------------------------------

         Treasurer:
                    ________________________________

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all as of this 24th day of June, 1994.


(Corporate Seal)                /s/ ALEX POLINSKY
                                ---------------------------
                                    Secretary

                                Alex Polinsky
                                ---------------------------
                                       Printed Name

Detail Display of Corporate Data for California
For: ALANEX CORPORATION                                 Thru Date: 05/27/94

  Item Number: 0001
         Name: ALANEX CORPORATION
      Address: 3550 GENERAL ATOMICS COURT
          SAN DIEGO CA 92121
       Number: 01869278
         Date: 11/19/1993
   Originated: CA
         Type: ARTICLES OF INCORPORATION
     Duration: PERPETUAL
  Stmnt Filed: 12/20/1993  #0533042
       Status: ACTIVE

REGISTERED AGENT INFORMATION
        MARVIN R. BROWN
        3550 GENERAL ATOMICS COURT SAN DIEGO CA 92121

OFFICER/DIRECTOR INFORMATION
    PRESIDENT: MARVIN R. BROWN
      3550 GENERAL ATOMICS COURT SAN DIEGO CA 92121

CORPORATE TAX INFORMATION
        Corporation Tax Base: STOCK
       FTB Suspension Status: ACTIVE

HISTORY INFORMATION
DATE          NUMBER       DESCRIPTION
03/25/1994    A0444508     RESTATED ARTICLES
END OF DATA
PAGE 3 - LAST PAGE..  enter P for prior page, or press ENTER to end detail:

[MERRILL LYNCH LOGO]                                             No. 9406340101
- -------------------------------------------------------------------------------

                              CLOSING CERTIFICATE

The undersigned, ALANEX CORPORATION, a corporation organized and existing under the laws of the State of California ("Customer"), as a primary inducement to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to make a loan to Customer (the "Loan") pursuant to that certain Term WCMA Loan and Security Agreement No. 9406340101 between Customer and MLBFS dated as of June 6, 1994 (the "Loan Agreement") DOES HEREBY REPRESENT, WARRANT AND AGREES AS FOLLOWS:

1. All of Customer's representations and warranties in the Loan Agreement are true and correct and remade as of the date hereof, and, without limiting the foregoing: (i) subject only to "Permitted Liens" (as defined in the Loan Agreement), MLBFS has a first lien and security interest upon all of the "Collateral" under the Loan Agreement (including any Collateral financed or refinanced with the proceeds of the Loan), and (ii) the Loan is being applied on account of and will satisfy the "Loan Purpose" under the Loan Agreement.

2. There has not occurred any event which constitutes an "Event of Default" under the Loan Agreement, or any event which with the giving of notice, passage of time, or both would constitute such an Event of Default.

3. There has not occurred any material adverse change in the business or financial condition of Customer or any Guarantor of Customer's obligations to MLBFS since the date of the last financial statements submitted to MLBFS.

4. MLBFS is hereby authorized and directed to disburse the proceeds of the Loan, as follows:

   Via wire into WCMA Account No. 232-07A39 l/n/o Customer.


Dated this 24 day of June, 1994

ALANEX CORPORATION

By: /s/ Marvin R. Brown             /s/ Alex Polinsky
    ---------------------------------------------------
       Signature (1)                  Signature (2)


    Marvin R. Brown                 Alex Polinsky
- -------------------------------------------------------
     Printed Name                    Printed Name


   President and CEO                  Secretary
- -------------------------------------------------------
         Title                          Title

[LOGO] MERRILL LYNCH                                        Ref. No. 9406340101
- -------------------------------------------------------------------------------

                             UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of ALANEX CORPORATION, a corporation organized and existing under the laws of the State of California (with any successor-in interest, including without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer") under (a) that certain Term WCMA Loan and Security Agreement No. 9406340101 between MLBFS and Customer (the "Loan Agreement") and (b) any "Additional Agreements", as that term is defined in the Loan Agreement (including, without limitation, the Term WCMA
Note incorporated by reference into the Loan Agreement (collectively, the "Guaranteed Documents"), the undersigned AMGEN INC., a corporation duly organized and validly existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents; and
(ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully paid, performed and discharged. Upon the occurrence and during the continuance of any Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor. Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect until such date as all of the Obligations have been fully paid, performed or discharged. The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor; (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any renewals, extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS's rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantors of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any application of payments or credits by MLBFS; (e) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents [provided, however, that in no event will the granting of any additional credit or any loan of additional moneys to Customer (beyond that contemplated at the time the Guaranteed Documents are first signed by Customer), under the Guaranteed Documents or otherwise, increase the liability of Guarantor hereunder without its prior written consent]; or (f) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.
No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise.

Guarantor further waives any claim, right or remedy which Guarantor may now have or hereafter acquire against Customer that arises hereunder and/or from the performance by Guarantor hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under any agreement (including, but not limited to, this Guaranty) shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois.
GUARANTOR AGREES THAT THIS GUARANTY MAY BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH THE LOAN AGREEMENT MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or wavier of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS.

Each signatory on behalf of Guarantor warrants that he has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of June 6, 1994.

AMGEN INC.

BY:  /s/ Larry A. May                /s/ Thomas E. Workman, Jr.
     -------------------------------------------------------------
       Signature (1)                       Signature (2)


     Larry A. May                    Thomas E. Workman, Jr.
- ------------------------------------------------------------------
     Printed Name                        Printed Name


      Vice President,                     Vice President,
   Corporate Controller,                     Secretary,
 Chief Accounting Officer                & General Counsel
- ------------------------------------------------------------------
         Title                                Title


Address of Guarantor:

        1840 Dehavilland Dr.
        Thousand Oaks, CA 91320

[MERRILL LYNCH LOGO]
- -------------------------------------------------------------------------------
                            Certificate of Secretary
                                   (Guaranty)

The undersigned hereby certifies that he is the duly appointed and acting Secretary (or Assistant Secretary) of AMGEN INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 23 day of August, 1994 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of ALANEX CORPORATION ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS; (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens of security interests on any of the assets of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature therein; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of said officers in these premises are hereby ratified and endorsed; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction committed to by MLBFS or having the inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that the foregoing resolutions have not been rescinded, modified or repealed in any manner and are in full force and effect as of the date of this Certificate, and that the following individuals are now the duly elected and acting officers of said Corporation:

        President:  Kevin Sharer
                    -----------------------------

        Vice President:  Larry May
                         ------------------------

        Secretary:  Thomas Workman, Jr.
                    -----------------------------

        Treasurer:  Tom Hardy
                    -----------------------------

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all as of this 23 day of August, 1994.

(Corporate Seal)        /s/ Linda J. Hodge
                     --------------------------
                          Asst. Secretary


                           Linda J. Hodge
                     --------------------------
                            Printed Name